DTCC

55 WATER STREET
NEW YORK, NY 10041-0099

TEL: 212-855-3298
dmaj@dtcc.com

July 1, 2013

BY EMAIL
Joseph A. Tomasek, Esq.
Attorney at Law
77 North Bridge Street
Somerville, NJ 08876

Re: Deposit Chill on Neah Power Systems, Inc. on Cusip 63948P206

Dear Mr. Tomasek:

This letter is in response to your recent inquiries and submission regarding the deposit transaction restriction (the "Deposit Chill") on CUSIP 63948P206 (the "Issue"), issued Neah Power Systems, Inc. (the "Issuer").

Please be advised that The Depository Trust Company has determined to lift the Deposit Chill and has resumed accepting deposits of the Issue for depository and book-entry transfer services.

Sincerely,

Donald Maj